BOSTON OMAHA

2026 Annual Meeting

August 21, 2026

Disclaimer

BOSTON OMAHA

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This presentation by Boston Omaha Corporation contains "forward-looking statements," as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management's current views concerning future events, trends, contingencies or results, appear at various places in this presentation and use words like "anticipate," "assume," "believe," "continue," "estimate," "expect," "forecast," "future," "intend," "plan," "potential," "predict," "project," "strategy," "target" and similar terms, and future or conditional tense verbs like "could," "may," "might," "should," "will" and "would." For example, management may use forward-looking statements when addressing topics such as: the outcome of contingencies; changes in the Company's business strategies and methods of generating revenue; the development and performance of the Company's services and products; the expected impact of acquisitions and dispositions; the Company's effective tax rates; future actions by regulators; and the Company's cost structure, cash flows or liquidity.

Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include, among other things:

- economic, financial, political, and regulatory conditions (including slower GDP growth or recession, instability in the business sectors we serve and inflation), and factors that contribute to uncertainty and volatility, natural and man-made disasters,
civil unrest, public health crises (e.g., pandemics), geopolitical uncertainty (including military conflict), and conditions that may result from legislative, regulatory, trade and policy changes;
- our ability to make acquisitions and dispositions and successfully integrate the businesses we acquire;
- competition by other companies;
- our ability to maintain adequate physical, technical and administrative safeguards to protect the security of confidential information and data, and the potential for a system or network disruption that results in regulatory penalties and remedial costs or improper disclosure of confidential information or data;
- our ability to attract, incentivize and retain key employees, especially in a competitive business environment;
- our significant equity investments in other companies, including Sky Harbour Group Corporation (NYSE:SKYH and SKYH.WS) and in other public and privately-held businesses;
- a decline in the demand for our products and services by our customers and other market participants;
- the ability of the Company, and its third-party service providers, to maintain adequate physical and technological infrastructure;
- the Company's ability to successfully recover from a disaster or other business continuity problem, such as an earthquake, hurricane, flood, civil unrest, terrorist attack, outbreak of pandemic or contagious diseases, security breach, cyber attack, data breach, power loss, telecommunications failure or other natural or man-made event;
- the level of merger and acquisition activity in the United States in each of our business segments;
- the level of our future cash flows and capital investments;
- our ability to complete the sale of General Indemnity Group to CopperPoint Insurance Company, which is subject to regulatory and other closing conditions;
- the continuously evolving regulatory environment in the United States affecting each of our businesses and the products they offer, and our compliance therewith; and
- the impact of changes in applicable tax or accounting requirements on the Company.

The factors noted above are not exhaustive. The Company and its subsidiaries operate in a dynamic business environment in which new risks emerge frequently. Accordingly, the Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made, except as required by applicable law. Further information about the Company's businesses, including information about factors that could materially affect its results of operations and financial condition, is contained in the Company's filings with the SEC, including Item 1A, Risk Factors in our most recently filed Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 30, 2026, and our Form 10-Q as filed with the Securities and Exchange Commission on August 13, 2026.

Disclaimer

BOSTON OMAHA

COMPARISON OF ADJUSTED INFORMATION TO U.S. GAAP INFORMATION

This presentation includes Company financials on an as-reported basis. The Company also refers to and presents “Adjusted EBITDA” as the only non-GAAP financial measure within this presentation, for which additional disclosure is required as a “non-GAAP” measure within the meaning of Regulation G under the Securities Exchange Act of 1934.

The Company’s use of this non-GAAP financial measure includes adjustments that reflect how management views our separately reported business segments. The Company believes the use of this non-GAAP financial measure provides useful supplemental information that enables investors to better compare the Company's performance across periods, and management also uses this measure internally to assess the operating performance of each of its business segments, to assess performance for employee compensation purposes and to decide how to allocate resources. However, investors should not consider the use of this non-GAAP financial measure in isolation from, or as a substitute for, the financial information that the Company reports. The Company's earnings releases, including its earnings release dated August 13, 2026, for the three and six months ended June 30, 2026, contain financial measures calculated in accordance with GAAP that correspond to the non-GAAP financial measure included in this presentation. The Company's earnings releases are available on the Company's website at www.investor.bostonomaha.com/news.

Reconciliations of the use of this non-GAAP financial measure to the most comparable GAAP measure are provided in the appendix to this presentation.

($ and shares outstanding in M)	2020	2025	5-yr CAGR	YTD Q2 2026
Link				
Revenue	$28.3	$45.9		$22.7
Net Income (Loss)	($0.2)	$7.2		$3.8
Adjusted EBITDA	$7.5	$18.0	19.1%	$9.0
BOB – AB/IW/UBB				
Revenue	$3.8	$38.4		$19.5
Net Income (Loss)	$0.3	($0.3)		($0.2)
Adjusted EBITDA	$1.0	$13.3	67.8%	$7.0
Fiber Passings / Fiber Subscribers (1)	~1,800 / ~400	~39,600 / ~15,100		~43,200 / ~17,000
Fixed Wireless Subscribers (1)	~7,200	~29,600		~27,900
BOB - FFH				
Revenue	-	$2.8		$1.8
Net Loss	-	($5.8)		($2.7)
Adjusted EBITDA	-	($3.8)		($1.4)
Fiber Passings / Fiber Subscribers	-	~8,700 / ~4,800		~9,300 / ~5,300
GIG				
Revenue	$13.6	$27.2		$14.0
Net Income (Loss)	($0.0)	($0.7)		($0.2)
Unrestricted Cash, US Treasuries, Stocks, Bonds, & Investments (2)	$188.9	$149.3		$133.9
Total Debt	$23.1	$48.8		$47.6
Total Debt to Link & BOB – AB/IW/UBB Adjusted EBITDA	2.7x	1.6x		1.5x
Total Class A & B Shares Outstanding	27.2	31.0	2.7%	30.2

BOSTON OMAHA

1. 2020 excludes Utah Broadband (~10,000 fixed wireless / ~700 fiber subscribers at time of acquisition) since it was acquired on 12/29/2020 and had minimal impact on FY 2020 results.
2. Excludes cash, U.S. Treasuries, stocks, and bonds held at GIG, Build for Rent Fund, and 24th Street Funds. Investments include GAAP value of Dream Finders Homes (2020), Yellowstone (2020), Breezeway (2020 and 2025), Sky Harbour, CB&T, BOAM GP, Build for Rent Fund, 24th Street Funds, Logic, and MyBundle TV.

Sky Harbour Update

Disclaimer

We are pleased to have Francisco Gonzalez, the Chief Financial Officer of Sky Harbour Group Corporation, provide information regarding Sky Harbour. As you know, Boston Omaha is a major stockholder in Sky Harbour, and we thought it might be very helpful for you to hear more about Sky Harbour's activities and business plans directly as in past Annual Meetings, we have received many questions regarding our investments in Sky Harbour and other companies in which we invest.

These materials have been prepared by Sky Harbour and we have not verified any historical information presented. Of course, our lawyers have instructed us to remind you, as we do with all of our investor presentations, that the following materials presented by Sky Harbour may contain forward looking statements and any forward-looking statements are by their nature speculative and subject to change and that Sky Harbour's future results, performance or financial condition may differ materially due to various risks and uncertainties. Boston Omaha expressly disclaims any obligation or undertaking to update, review or revise any forward-looking statements made in this presentation by Sky Harbour to reflect new information, future events or otherwise.

Q&A

Appendix

Non-GAAP Information

($M)

BOSTON OMAHA

Link Media Outdoor	For the Years Ended December 31, 2020	For the Years Ended December 31, 2025	For the Six Months Ended June 30 2026
Net income (loss)	**$ (0.2)**	**$ 7.2**	**$ 3.8**
Interest expense, net	0.8	1.5	0.7
Depreciation	3.3	5.3	2.7
Amortization	3.3	3.9	1.9
Accretion	0.1	0.2	0.1
Loss (gain) on disposition of assets	0.1	(0.1)	(0.2)
Adjusted EBITDA	**$ 7.5**	**$ 18.0**	**$ 9.0**

Boston Omaha Broadband	For the Years Ended December 31, 2020	For the Years Ended December 31, 2025	For the Six Months Ended June 30 2026
Net income (loss)	**$ 0.3**	**$ (6.1)**	**$ (2.9)**
Interest expense, net	0.0	0.6	0.4
Depreciation	0.3	11.4	6.2
Amortization	0.2	3.6	1.8
Accretion	0.0	0.0	0.0
Loss on disposition of assets	0.1	0.0	0.1
Noncontrolling interest	0.0	0.0	0.0
Adjusted EBITDA	**$ 1.0**	**$ 9.5**	**$ 5.6**